Supplement dated November 6, 2023, to the Loomis Sayles Credit Income Fund Prospectus and Statement of Additional Information, each dated February 1, 2023, as may be revised and supplemented from time to time.

Loomis Sayles Credit Income Fund

On November 6, 2023, the Loomis Sayles Credit Income Fund (the “Fund”) was liquidated.

The Fund no longer exists, and as a result, shares of the Fund are no longer available for purchase.